Exhibit 23.2

                                   LETTERHEAD

Daszkal Bolton LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

We consent to the use in this Registration Statement on Form S-8 of our report dated February 13, 2004, related to the financial statements of The Quantum Group, Inc. and to the reference to our firm under the caption "experts."



                                         /s/Daszkal Bolton LLP


Boca Raton, Florida
March 26, 2004